UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MAY 15, 2003


                                 INFINITY, INC.
             (Exact name of registrant as specified in its charter)




         COLORADO                    0-17204                84-1070066
      (State or other              (Commission           (I.R.S. Employer
      jurisdiction of              File Number)           Identification
     incorporation or                                         Number)
       organization)



      211 WEST 14TH STREET                                   66720
      CHANUTE, KANSAS                                        (Zip Code)
      (Address of principal
      executive offices)


       Registrant's telephone number, including area code: (620) 431-6200


                                    NO CHANGE
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (c)      Exhibits.

      Exhibit
        No.    Description
      -------- -----------------------------------------------------------------
       99.1    Press release of Infinity, Inc., dated May 15, 2003, reporting financial results for the first quarter.


ITEM 9.  REGULATION FD DISCLOSURE

      On May 15, 2003, Infinity, Inc. issued a press release reporting its 2003 first quarter financial results. The press release is furnished as Exhibit 99.1 to this Report and is incorporated by reference herein.

      The press release is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition" and Item 9, "Regulation FD Disclosure." This information, including the Exhibit attached to this Report, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor incorporated by reference in any registration statement filed by Infinity, Inc. under the Securities Act of 1933.

      In addition, in its May 21, 2003 conference call, announced in its May 15 and May 21, 2003 press releases, the Company reported that since its announcement last September that the Company would seek strategic alternatives, it had engaged in a process of soliciting and reviewing strategic alternatives. The Company stated that it has recently been engaged in detailed negotiations about a potential merger, but that it had not reached an agreement and negotiations had been terminated. The Company reported that it is now focused on the following goals: (i) enhancement of its current Pipeline and LaBarge operations; (ii) improving its balance sheet by seeking financing and selective asset sales; and (iii) seeking additional exploration and development opportunities. There can be no assurance that these objectives will be achieved.

      First quarter 2003 gas production totaled 323,376 mcf at Pipeline and 8,460 mcf at LaBarge, increased from 126,787 mcfs and 0 mcfs in the first quarter of 2002. The Company expects to double its annual gas production in 2003. Pipeline oil production in the first quarter 2003 totaled 16,767 barrels, up from 12,447 in the first quarter 2002.

                           FORWARD LOOKING STATEMENTS

      This Report on Form 8-K contains forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995), and information relating to Infinity that is based on beliefs of management of Infinity, as well as assumptions made by and information currently available to management of Infinity. When used in this Report, the word "expects" and similar expressions are intended to identify forward-looking statements. Such statements reflect the current views of Infinity with respect to future events based on currently available information and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated in such forward-looking statements, including future rates of production.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  May 21, 2003

                                        INFINITY, INC.


                                        By: /s/ STANTON E. ROSS
                                           --------------------------------
                                            Stanton E. Ross
                                            President

                                  EXHIBIT INDEX


      Exhibit
        No.    Description
      -------- -----------------------------------------------------------------
       99.1    Press release of Infinity, Inc., dated May 15, 2003, reporting financial results for the first quarter.